EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the RBB Fund, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the RBB Fund, Inc. for the period ended February 28, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the RBB Fund, Inc. for the stated period.

/s/ Salvatore Faia		/s/ James Shaw
Salvatore Faia Principal Executive Officer/President, The RBB Fund, Inc.		James Shaw Principal Financial Officer/Treasurer, The RBB Fund, Inc.

Dated:	4/27/2018

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the RBB Fund, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.